JAGUARS GOLD CLUBS

COMBINED FINANCIAL STATEMENTS

Year Ended December 31, 2011

Table of Contents

Report of Independent Auditors	1

Audited Combined Financial Statements:

Combined Balance Sheet	2

Combined Statement of Operations	3

Combined Statement of Changes in Members’ Equity (Deficit)	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6

REPORT OF INDEPENDENT AUDITORS

To the members of

Jaguars Gold Clubs:

We have audited the accompanying combined balance sheet of Jaguars Gold Clubs as of December 31, 2011, and the related statements of operations, changes in members’ equity (deficit), and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to, nor have we been engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Jaguars Gold Clubs as of December 31, 2011, and the combined results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Whitley Penn LLP

Dallas, Texas

November 30, 2012

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JAGUARS GOLD CLUBS

COMBINED BALANCE SHEET

DECEMBER 31, 2011

Assets
Current assets:
Cash	$129,953
Accounts receivable, trade	63,067
Inventories	47,647
Prepaid expenses	18,241
Other	35,536
Total current assets	294,444

Property and equipment, net	8,773,776
Total assets	$9,068,220

Liabilities and Members’ Equity (Deficit)
Current liabilities:
Accounts payable and bank overdrafts	$152,718
Accrued patron tax liability	3,497,950
Accrued liabilities	639,345
Accounts payable, related parties	121,549
Current maturities of long-term debt	1,028,525
Total current liabilities	5,440,087

Long-term debt, less current maturities	3,720,961

Total liabilities	9,161,048

Commitments and contingencies

Members’ equity (deficit)	(92,828)
Total liabilities and members’ equity (deficit)	$9,068,220

See accompanying notes to Combined Financial Statements.

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JAGUARS GOLD CLUBS

COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

Revenues:
Sales of alcoholic beverages	$1,452,219
Sales of nonalcoholic beverages and other	1,723,824
Service revenues	10,274,680
Other	826,967
14,277,690

Operating expenses:
Cost of goods sold	1,022,830
Salaries and wages	2,308,334
Other general and administrative:
Taxes and permits	2,286,650
Management fees paid to related parties	5,735,960
Legal and professional	475,278
Advertising and marketing	821,622
Utilities	291,555
Depreciation	413,011
Other	1,667,787
Total operating expenses	15,023,027

Loss from operations	(745,337)

Interest expense	(539,079)

Loss before state income taxes	(1,284,416)
State income taxes	(79,324)
Net loss	$(1,363,740)

See accompanying notes to Combined Financial Statements.

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JAGUARS GOLD CLUBS

COMBINED STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

YEAR ENDED DECEMBER 31, 2011

Balance at December 31, 2010	$905,483
Member contributions	365,429
Net loss	(1,363,740)

Balance at December 31, 2011	$(92,828)

See accompanying notes to Combined Financial Statements.

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JAGUARS GOLD CLUBS

COMBINED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2011

Operating Activities
Net loss	$(1,363,740)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	413,011
Amortization of note discount	206,671
Changes in operating assets and liabilities:
Accounts receivable	(33,689)
Inventories	(4,099)
Prepaid expenses and other assets	69,661
Accounts payable and accrued liabilities	1,511,484
Net cash provided by operating activities	799,299

Investing Activities
Purchases of property and equipment	(242,743)

Financing Activities
Payments on debt	(885,374)
Member contributions	365,429
Net cash used in financing activities	(519,945)

Net increase in cash	36,611
Cash at beginning of year	93,342

Cash at end of year	$129,953

Supplemental Disclosures of Cash Flow Information

Cash paid during the year for interest	$332,408

Non-cash activities:

Purchase of property and equipment with seller debt	$381,636

See accompanying notes to Combined Financial Statements.

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JAGUARS GOLD CLUBS

Notes to Combined Financial Statements

Year Ended December 31, 2011

A.	Nature of Business

Jaguars Gold Clubs (“the Companies”) is a combination of a group of nine nightclubs that offer live adult entertainment, as follows:

Name of Entity	Location

JGC Phoenix, LLC	Phoenix, AZ
JGC Edinburg, LLC	Edinburg, TX
JGC Harlingen, LLC	Harlingen, TX
JGC Lubbock Gold, LLC	Lubbock, TX
JGC Tye, LLC	Tye, TX
JGC Longview, LLC	Longview, TX
JGC Odessa Gold, LLC	Odessa, TX
Gold Suit, Inc.	El Paso, TX
JGC Beaumont, LLC	Beaumont, TX

The corporate office that manages the nightclubs is located in Dallas, Texas.

B.	Summary of Significant Accounting Policies

A summary of the Companies’ significant accounting policies consistently applied in the preparation of the accompanying combined financial statements follows:

Basis of Accounting

The accounts are maintained and the combined financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Principles of Combination

The combined financial statements include the accounts of the above combined companies which are owned by the same members. Significant intercompany accounts and transactions have been eliminated in combination.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts in the combined financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

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JAGUARS GOLD CLUBS

Notes to Combined Financial Statements

Year Ended December 31, 2011

B.	Summary of Significant Accounting Policies – continued

Cash and Cash Equivalents

The Companies considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At December 31, 2011, the Companies had no such investments. The Companies maintain deposits primarily in one financial institution. During 2011, these were covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Companies have not incurred any losses related to their cash on deposit with financial institutions.

Accounts Receivable

Accounts receivable, trade is comprised of credit card charges and ATM receivables, which are generally converted to cash in two to five days after a purchase is made. The Companies recognize allowances for doubtful accounts when, based on management judgment, circumstances indicate that accounts receivable will not be collected. There was no allowance for doubtful accounts as of December 31, 2011.

Inventories

Inventories include beverages, bar supplies, and merchandise. Inventories are carried at the lower of average cost, which approximates actual cost determined on a first-in, first-out (“FIFO”) basis, or market.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets for financial reporting purposes. Equipment and furniture and fixtures have estimated useful lives between five and seven years. Buildings have estimated lives of 39 years. Expenditures for major renewals and betterments that extend the useful lives are capitalized. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are recognized in the accompanying combined statement of operations of the respective period.

Revenue Recognition

The Companies recognize revenue from the sale of beverages, food and merchandise, and services at the point-of-sale upon receipt of cash, check, or credit card charge.

Advertising and Marketing

Advertising and marketing expenses are primarily comprised of costs related to public advertisements and giveaways, which are used for promotional purposes. Advertising and marketing expenses are expensed as incurred and are included in operating expenses in the accompanying combined statement of operations.

Income Taxes

The Companies are organized as limited liability companies and an S Corporation for federal income tax purposes. As a result, income or losses are taxable or deductible to the member or stockholder rather than at the Company level; accordingly, no provision for income taxes is made in the accompanying combined financial statements. The Company is subject to Texas margin taxes which have been recorded in the accompanying combined statement of operations.

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JAGUARS GOLD CLUBS

Notes to Combined Financial Statements

Year Ended December 31, 2011

B.	Summary of Significant Accounting Policies – continued

Sales and Liquor Taxes

The Companies recognize sales and liquor taxes paid as revenues and an equal expense in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition.  Total sales and liquor taxes aggregated approximately $768,000 for the year ended December 31, 2011.

Fair Value of Financial Instruments

The Companies calculate the fair value of its assets and liabilities which qualify as financial instruments and includes this additional information in the notes to combined financial statements when the fair value is different than the carrying value of these financial instruments. The estimated fair value of accounts receivable, accounts payable and accrued liabilities approximate their carrying amounts due to the relatively short maturity of these instruments. The carrying value of short and long-term debt also approximates fair value since these instruments bear market rates of interest. None of these instruments are held for trading purposes.

C. Property and Equipment

Property and equipment consisted of the following:

Vehicles	$46,664
Equipment, furniture and fixtures	1,808,067
Land and buildings	8,139,307
9,994,038
Less accumulated depreciation	(1,220,262)
$8,773,776

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JAGUARS GOLD CLUBS

Notes to Combined Financial Statements

Year Ended December 31, 2011

D.	Notes Payable

Following is a summary of notes payable as of December 31, 2011:

Note payable to a bank, principal and interest at 7.9% payable $30,287 monthly until August 2016, collateralized by land and building	$1,392,777

Notes payable to an individual, principal and interest at 6% and 7% payable $13,920 monthly until June 2014, at which time a $200,000 balloon is due, then payable $12,185 monthly, collateralized by land and building	1,178,472

Note payable to an individual, principal and interest at 7% payable $21,298 monthly until March 2018, collateralized by land and building	1,736,690

Note payable to an individual, non interest-bearing, payable $5,000 monthly until May 2014, collateralized by land and a parking lot	66,531

Note payable to an individual, principal, non interest-bearing, payable $20,000 monthly until October 2013, collateralized by land and building	280,534

Note payable to an individual, non interest-bearing, payable $35,000 monthly until June 2012, collateralized by land and a parking lot	94,482

4,749,486
Less current maturities	1,028,525
Long-term debt	$3,720,961

Carrying values in the table above include net unamortized debt discount of $333,453 at December 31, 2011, which is amortized to interest expense over the terms of the related debt.

Future maturities of long-term debt consist of the following:

Year ended December 31:

2012	$1,028,525
2013	758,120
2014	720,569
2015	649,036
2016	650,834
Thereafter	1,275,855
Unamortized discount	(333,453)
$4,749,486

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JAGUARS GOLD CLUBS

Notes to Combined Financial Statements

Year Ended December 31, 2011

E.	Commitments and Contingencies

Litigation

The Companies can be subjected to certain routine legal matters in the ordinary course of business. The Companies do not believe that the ultimate resolution of the matters will have a material impact on the Companies' financial position or results of operations.

Texas Patron Tax

Beginning January 1, 2008, the Companies’ Texas clubs became subject to a new state law requiring each club to collect and pay a $5 surcharge for every club visitor.  A lawsuit was filed by the Texas Entertainment Association (“TEA”), an organization to which the Companies are a member, alleging the fee amounts to be an unconstitutional tax.  On March 28, 2008, a State District Court Judge in Travis County, Texas ruled that the new state law violates the First Amendment to the United States Constitution and is therefore invalid.  The judge’s order enjoined the State from collecting or assessing the tax.  The State appealed the Court’s ruling.  In Texas, when cities or the State give notice of appeal, it supersedes and suspends the judgment, including the injunction.  Therefore, the judgment of the District Court cannot be enforced until the appeals are completed.  Given the suspension of the judgment, the State gave notice of its right to collect the tax pending the outcome of its appeal but took no affirmative action to enforce that right.  On June 5, 2009, the Court of Appeals for the Third District (Austin) affirmed the District Court’s judgment that the Sexually Oriented Business (“S.O.B.”) Fee violated the First Amendment to the U.S. Constitution but on August 26, 2011, the Texas Supreme Court reversed the judgment of the Court of Appeals, ruling that the SOB Fee does not violate the First Amendment to the U.S. Constitution, and remanded the case to the District Court to determine whether the fee violates the Texas Constitution.

The TEA appealed the Texas Supreme Court's decision to the U.S. Supreme Court (regarding the constitutionality of the fee under the First Amendment of the U.S. Constitution), but the U.S. Supreme Court denied the appeal on January 23, 2012.  On June 28, 2012, the District Court in Travis County held a hearing on TEA Texas Constitutional claims.  On July 9, 2012, the District Court entered an order finding that the tax was a constitutional occupations tax.  The Court denied the remainder of TEA’s constitutional claims.  TEA will appeal this decision of the District Court to the Third Court of Appeals.  The Companies have not made any payments of these taxes and plan not to make any such payments while the case is pending in the courts. However, the Companies will continue to accrue and expense the potential tax liability on the combined financial statements, so any ultimate negative ruling will not have any effect on the combined statement of operations and will only affect the Companies’ combined balance sheet. If the decision is ultimately found in the Companies’ favor, as the Companies believe it will be, then the Companies will have a one-time gain of the entire amount previously expensed.

As of December 31, 2011, the Companies have approximately $3.5 million in accrued liabilities for this tax.  Patron tax expense amounted to $1.1 million in 2011.

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JAGUARS GOLD CLUBS

Notes to Combined Financial Statements

Year Ended December 31, 2011

F.	Income Taxes

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740 prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.  In accordance with FASB ASC 740, the Companies must determine whether it is more likely than not that a tax position will be sustained upon examination based on the technical merits of the position.  The Companies believe they have no such uncertain positions.

The Companies file income tax returns in the United States federal jurisdiction.  At December 31, 2011, tax returns related to fiscal years ended December 31, 2008 through December 31, 2010, remain open to possible examination by the tax authorities.  No tax returns are currently under examination by any tax authorities.  The Companies did not incur any penalties or interest related to its federal tax returns during the year ended December 31, 2011.

G.	Acquisition

On October 17, 2011, the Companies acquired the assets of a nightclub in Beaumont, Texas for $650,000, payable $150,000 in cash and $500,000 payable with a non interest-bearing note. The debt discount on the note was $195,072 at inception. The purchase price was allocated $272,957 to building and $181,971 to land. There was no goodwill recorded in the transaction. The results of operations of this entity are included in the Companies’ combined results of operations since October 17, 2011. This acquisition was made to further the Companies’ growth objective of acquiring nightclubs that will quickly contribute to the Companies’ cash flow.  Proforma results of operations have not been provided, as the amounts were not deemed material to the consolidated financial statements.

H.	Related Party Transactions

The Companies’ management group pays various costs on behalf of the Companies and the Companies reimburse the management group for such costs.  At December 31, 2011, the Companies owed payables of approximately $102,000, which were due to the management group. The Companies also owe amounts to various related parties totaling approximately $20,000 as of December 31, 2011.

I.	Subsequent Events

Effective September 17, 2012, the Companies sold their nine operating nightclubs and two other licensed locations to a subsidiary of Rick’s Cabaret International, Inc. (“Rick’s”), which operates live adult entertainment nightclubs. Rick’s Cabaret International, Inc. is a publicly traded company. The purchase transaction was closed on September 17, 2012, completing the acquisition of nine of the eleven nightclubs. The acquisitions of the remaining two clubs, which are located in Longview and Beaumont, were closed on September 30, 2012 and October 12, 2012, respectively. In a separate transaction, which closed on October 16, 2012, the Companies sold the real estate associated with the nightclubs to Rick’s.

In preparing the combined financial statements, the Companies have evaluated all subsequent events and transactions for potential recognition or disclosure through November 30, 2012, the date the combined financial statements were available for issuance.

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